APRIL 25, 2008

INSTRUCTIONS TO PROSPECTIVE INVESTORS

OF

PIEDMONT MINING COMPANY, INC.,

a North Carolina corporation

Please read carefully the Annual Report on Form 10-KSB for the year ended December 31, 2007, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2008 by Piedmont Mining Company, Inc., a North Carolina corporation (the “Company”), and all exhibits thereto, and the Definitive Proxy Statement as filed with the SEC on October 29, 2007, by the Company, and all exhibits thereto, and the Current Report on Form 8-K as filed with the SEC on April 15, 2008, by the Company, and all exhibits thereto (collectively, the “Memorandum”), before deciding to subscribe. All of the Company’s SEC filings, including the Reports referenced above, can be reviewed by accessing the SEC’s website at http://www.sec.gov.

The Company is offering on a best effort basis the sale of up to 3,400,000 Units to a limited number of “accredited investors” only, as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended, to “U.S. Persons” pursuant to Rule 506 of Regulation D of the Act, and to persons who are not “U.S. Persons” pursuant to Rule 902 of Regulation S of the Act. Each Unit consists of one (1) Share of Common Stock and one (1) two (2) year warrant representing the right to acquire one additional share of Common Stock.

THE PURCHASE PRICE FOR EACH UNIT IS $0.15
THE EXERCISE PRICE FOR THE WARRANTS IS: $0.26

Each prospective investor should examine the suitability of this type of investment in the context of his/her own needs, investment objectives, and financial capabilities and should make his/her own independent investigation and decision as to suitability and as to the risk and potential gain involved. Also, each prospective investor is encouraged to consult with his/her own attorney, accountant, financial consultant or other business or tax advisor regarding the risks and merits of the proposed investment.

This offering is limited to accredited investors who certify that he/she/it meet all of the qualifications set forth in the Memorandum. If you meet these qualifications and desire to purchase the Units, then please take the following actions:

1.	Review, complete and execute the following documents:
□	Subscription Agreement;
□	Purchaser Suitability Questionnaire;
□	Consent of Spouse (if married – regardless of manner in which the Units are to be held); and
□	Purchaser Representative’s Certificate (if applicable).

2.        Deliver the completed Subscription Agreement, Purchaser Suitability Questionnaire and the Purchaser Representative’s Certificate (if applicable) to:

IBK Capital Corp.
130 King Street West
P.O. Box 451, Suite 640
Toronto, ON Canada M5X 1E4

PAYMENT INSTRUCTIONS:

The entire subscription price must be paid at the time of subscription. Payment for the subscription shall be made in US$ either by:

1. Bank certified cheque or bank draft payable to “IBK Capital Corp., US Trust Account”. Or,

2. Bank wire transfer with the following details, using option (i) or (ii):

(i)	For Canadian Purchasers:
ACCOUNT NAME:	IBK CAPITAL CORP, US TRUST ACCOUNT

Bank:	TD Canada Trust
Toronto Dominion Centre Branch
55 King Street West
Toronto, Ontario, Canada M5K 1A2
TD’s Swift Code:
Transit #:

Account Name Beneficiary:	IBK Capital Corp., US Trust Account
US Trust Account #:

(ii)	For Non-Canadian Purchasers:
TD’s Corresponding Bank:	Bank of America, New York, New York
ABA #
TD’s Account # at Bank of America:

For further credit to:	IBK CAPITAL CORP, US TRUST ACCOUNT

Bank:	TD Canada Trust
Toronto Dominion Centre Branch
55 King Street West
Toronto, Ontario, Canada M5K 1A2
TD’s Swift Code:

Transit #:

Account Name Beneficiary:	IBK Capital Corp., US Trust Account
US Trust Account #:

Upon receipt of the signed Subscription Agreement, Purchaser Suitability Questionnaire, the Purchaser Representative’s Certificate (if applicable), Check or Wire Transfer for the purchase price for the Units, verification of your investment qualifications, and acceptance of your subscription by the Company (the Company reserves the right, in its sole discretion, to accept or reject a subscription, in whole or in parts, for any reason whatsoever), the Company will notify you of receipt and acceptance of your subscription and will deliver a signed and fully executed stock certificate evidencing the Units purchased.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY OTHER APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED, OR SOLD IN THE UNITED STATES OR TO A “U.S. PERSON” (AS THAT TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY AND ITS COUNSEL. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

APRIL 25, 2008

SUBSCRIPTION AGREEMENT

PIEDMONT MINING COMPANY, INC.,

a North Carolina corporation

ARTICLE I

This subscription agreement (this “Subscription Agreement”) is entered into by and between Piedmont Mining Company, Inc., a North Carolina corporation (the “Company”), and the person or entity executing the Subscription Agreement (the “Subscriber”). In this Subscription Agreement, the pronoun “it” means “he,” “she,” or “it,” as appropriate. All terms not defined herein shall have the same meaning as set forth in the Annual Report on Form 10-KSB for the year ended December 31, 2007, as filed with the U. S. Securities and Exchange Commission on March 31, 2008 by the Company, related to the offer of the sale of Units (“Units”) (with all attachments thereto, the “Memorandum”).

1.1

Offering. The Company is currently offering the sale of up to 3,400,000 Units (“Units”) at a purchase price of $0.15 per Unit (the “Offering”), subject to the terms, conditions, acknowledgements, representations, and warranties stated herein and in the Memorandum. Each Unit consists of one (1) share of Common Stock of the Company (“Share”) and one (1) warrant to purchase one Share (“Warrant”). Each Warrant is exercisable for a period of two (2) years at an exercise price of $0.26 per Share.

1.2

Subscription. The Subscriber hereby irrevocably subscribes to purchase from the Company the number of Units and at the aggregate purchase price (the “Purchase Price”) set forth on the execution page to this Subscription Agreement titled “SUBSCRIPTION AGREEMENT SIGNATURE PAGE.”

1.3    Purchase. The Subscriber shall tender the amount set forth on the Subscription Agreement Signature Page, payable to “Piedmont Mining Company, Inc.”, along with the execution and delivery of this Subscription Agreement, Purchaser Suitability Questionnaire in the form attached hereto as Schedule A, and, if applicable, an executed Purchaser’s Representative’s Certificate (if the Subscriber is using a Purchaser Representative) in the form attached hereto as Schedule B, which are all incorporated herein by this reference.

1.4    Acceptance or Rejection of Subscription. The Subscriber understands and agrees that the Company reserves the right, in its sole discretion, to reject this subscription, in whole or in part if (a) the

Subscriber is not an “accredited investor” or otherwise fails to meet the investor suitability requirements as set forth in the Purchaser Suitability Questionnaire, (b) fails to deliver payment of the purchase price, or (c) fails to deliver a completed Subscription Agreement, Purchaser Suitability Questionnaire (if applicable), and Purchaser Representative’s Certificate (if applicable) substantially in the form as reasonably acceptable to the Company, until there has been notice of acceptance of the Subscriber’s subscription. In the event of rejection of this subscription, the Subscriber’s payment will be promptly returned to the Subscriber. Upon acceptance of the subscription by the Company, the Company will deliver to the Subscriber an “accepted” Subscription Agreement, and cause the purchase of the Units to be reflected in the books and records of the Company. Upon acceptance of the Units by the Company, certificates representing the Shares and Warrants constituting the Units will be promptly issued to the Subscriber.

1.5   Closing. Delivery and sale of the Subscribed Units and payment of the Subscription Price will be completed (the “Closing”) at the offices of IBK Capital Corp., at 2:00 p.m. (Toronto time) (the “Closing Time”) on May 9, 2008 or such other place or date or time as the Company may determine (the “Closing Date”). The Subscriber agrees that this Subscription Agreement and any other documents delivered in connection herewith will be held by the Agent until the Closing. At the Closing, the Agent is hereby authorized, on behalf of the Subscriber (and, if applicable, on behalf of the others for whom the Subscriber is contracting hereunder), to deliver this Subscription Agreement and any other documents required to be delivered in connection herewith to the Company and to pay to the Company an amount equal to the total Subscription Price for the Units subscribed for and the Company will thereupon issue to the Subscriber the Common Shares and Warrants comprising the Units being subscribed for hereunder registered in the Subscriber’s name (or in such other name or names as are set for under “Subscription Agreement Signature Page” on page 19 of this Subscription Agreement) and cause to be issued and delivered to the Agent for delivery to the Subscriber, or in accordance with the Subscriber’s “Delivery Details” on page 19 of this Subscription Agreement, if different, the Units being subscribed for hereunder. If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Company to the Subscriber of certificates representing the Common Shares and Warrants comprising the Units) have not been complied with to the satisfaction of the Agent, or waived by it, the Agent, the Company and the Subscriber will have no further obligations under this Subscription Agreement. If the Closing does not occur on the Closing Date, or such date as the Company and the Agent may agree, the Subscription Price will be returned to the Subscriber without interest or deduction and the Subscriber will have the right to withdraw this Subscription Agreement and to terminate its obligations hereunder.

1.6   Authorization of the Agent. The Subscriber authorizes the Agent in its discretion, acting reasonably, to act as the Subscriber’s representative at the Closing, and hereby appoints the Agent, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:

(a) on the Closing Date, to receive certificates representing the Common Shares and Warrants comprising the Units, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber in connection with this subscription for Units and to exercise any rights of termination contained in this Subscription Agreement;

(b) to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement or any ancillary or related document, acting reasonably, without in any way adversely affecting the Subscriber’s rights or obligations and provided that the Agent shall provide a notice thereof to the Subscriber; and

(c) to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Agent in its sole discretion may determine.

1.7   Commission to the Agent. The Subscriber understands that in connection with the issue and sale of Units the Agent will receive from the Company on Closing, a cash fee equal to 9% (nine percent) of the gross proceeds raised in connection with the Offering. The Agent may, at its discretion, elect to receive its fees payable in common shares of the Company at the issue price. In addition, the Agent will receive broker warrants (“Broker Warrants”), equal in the aggregate to 10% (ten percent) of the number of Units sold under the Offering, exercisable at a price of $0.15 at any time on or before two years from the Closing Date for one Common Share. The Broker Warrants will, subject to the conditions contained therein, be transferable.

ARTICLE II

2.1.  Company’s Representations, Warranties and Covenants. The Company hereby represents and warrants to and covenants with the Subscriber as follows:

(a)    it is a corporation duly incorporated and organized under the laws of the State of North Carolina and is presently in good standing thereunder with full corporate power to own its properties and carry on its business as now being conducted; and

(b)    the Company has full power and authority to enter into this Subscription Agreement and perform the same and do all other acts which may be necessary to consummate the transaction contemplated hereby; and

(c)    the Shares, Warrants and Warrant Shares underlying the Units of the Company being sold to the Subscriber in accordance with the provisions hereof will have been duly allotted and reserved for issuance and upon issuance and delivery, will be validly issued and outstanding as fully paid and non-assessable shares; and

(d)    the Company's share capital consists of 200,000,000 authorized shares of common stock of which there are 63,590,812 common shares which are validly issued and outstanding representing fully paid and non-assessable shares in the capital stock of the Company and 50,000,000 authorized shares of preferred stock of which there are no issued and outstanding; and

(e)    the issuance and sale of the Units by the Company do not and will not conflict with and do not and will not result in a breach of any of the terms, conditions or provisions of its articles of incorporation and bylaws or any agreement or instrument to which the Company is a party; and

(f)    the latest financial statements for the year ended December 31, 2007 as filed in the Company’s Annual Report on Form 10-KSB with the SEC on March 31, 2008 accurately reflect the financial position of the Company as at the date thereof and no material changes in such position have taken place since the date thereof, save in the ordinary course of the Company's business or as publicly announced; and

(g)    the Units subscribed for hereunder represent part of a private placement for a total of up to 3,400,000 Units; and

(h)    the Company is a US public reporting company that is current in its filings with the SEC ; and

(i)     this Subscription Agreement has been duly executed and delivered by the Company and is a valid agreement enforceable in accordance with its terms; and

(j)     the Units are not being sold by the Company to the Subscriber with knowledge of any material fact about the Company that has not been generally disclosed; and

(k)    Compliance with Laws, Licenses and Permits: The Company has conducted and is conducting the business thereof in compliance in all material respects with all applicable laws, rules, regulations, tariffs, orders and directives of each jurisdiction in which it carries on business and possesses all material approvals, consents, certificates, registrations, authorizations, permits and licenses issued by the appropriate provincial, state, municipal, federal or other regulatory agency or body necessary to carry on the business currently carried on, or contemplated to be carried on, by it, is in compliance in all material respects with the terms and conditions of all such approvals, consents, certificates, authorizations, permits and licenses and with all laws, regulations, tariffs, rules, orders and directives material to its operations, and the Company has not received any notice of any proceeding relating to the revocation, cancellation or modification of any such approval, consent, certificate, authorization, permit or license which, singly or in the aggregate, if the subject of an unfavorable decision, order, ruling or finding, would materially and adversely affect the conduct of the business or operations of, or the assets, liabilities (contingent or otherwise), condition (financial or otherwise) or prospects of, the Company and the Company has not received notice of the revocation, cancellation or modification of, or any intention to revoke, cancel or modify, any such approval, consent, certificate, registration, authorization, permit or license; and

(l)     No Cease Trade Order: No order preventing, ceasing or suspending trading in any securities of the Company or prohibiting the issue and sale of securities by the Company has been issued and no proceedings for either of such purposes have been instituted or, to the best of the knowledge of the Company, are pending, contemplated or threatened; and

(m)  No Litigation: There are no actions, suits, proceedings, inquiries or investigations existing, pending or, to the knowledge of the Company after due inquiry, threatened against or adversely affecting the Company or to which any of the property or assets thereof is subject, at law or equity, or before or by any court, federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may in any way materially adversely affect the condition (financial or otherwise), property, assets, operations or business of the Company or the ability of the Company to perform the obligations thereof and the Company is not subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any Governmental Authority, which, either separately or in the aggregate, may result in a material adverse effect on the condition (financial or otherwise), property, assets, operations or business of the Company or the ability of the Company to perform its obligations pursuant hereto; and

(n)    Public Disclosure: Each of the documents which contain any of the information filed with securities regulators from time to time (the “Information”) is, as of the date thereof, in compliance in all material respects with applicable securities laws, instruments and policies and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and such documents collectively constitute full, true and plain disclosure of all material facts relating to the Company and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as of the date hereof. There is no fact known to the Company which the Company has not publicly disclosed which materially adversely affects, or so far as the Company can now reasonably foresee, will materially adversely affect, the assets, liabilities (contingent or otherwise), affairs, business, prospects, operations or condition (financial or otherwise) of the Company or the ability of the Company to perform its obligations under this Subscription Agreement or the certificates evidencing the Shares and Warrants or which would otherwise be material to any person intending to make an equity investment in the Company; and

(o)    Financial Statements: The audited consolidated financial statements of the Company for the year ended December 31, 2007 together with the auditors’ report thereon and the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent with prior periods (except as disclosed in such consolidated financial statements), are substantially correct in every particular and present fairly the financial condition and position of the Company on a consolidated basis and such consolidated financial statements contain no direct or implied statement of a material fact which is untrue on the date of such consolidated financial statements and do not omit to state any material fact which is required by U.S. generally accepted accounting principles or by applicable law to be stated or reflected therein or which is necessary to make the statements contained therein not misleading; and

(p)    Taxes and Tax Returns: The Company has filed in a timely manner all necessary tax returns and notices and has paid all applicable taxes of whatsoever nature for all tax years prior to the date hereof to the extent that such taxes have become due or have been alleged to be due and the Company is not aware of any tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon where, in any of the above cases, it might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), or in the earnings, business affairs or business prospects of the Company and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by it or the payment of any material tax, governmental charge, penalty, interest or fine against it, there are no material actions, suits, proceedings, investigations or claims now threatened or pending against the Company which could result in a material liability in respect of taxes, charges or levies of any governmental authority, penalties, interest, fines, assessments or reassessments or any matters under discussion with any governmental authority relating to taxes, governmental charges, penalties, interest, fines, assessments or reassessments asserted by any such authority and the Company has withheld (where applicable) from each payment to each of the present and former officers, directors and employees thereof the amount of all taxes and other amounts, including, but not limited to, income tax and other deductions, required to be withheld therefrom, and has paid the same or will pay the same when due to the proper tax or other receiving authority within the time required under applicable tax legislation; and

(q)    Rights to Acquire Securities: No person has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase, acquisition, subscription for or issue of any of the unissued shares or other securities of the Company, except for an aggregate of 16,949,038 Common Shares reserved for issue pursuant to outstanding options, warrants, share incentive plans, convertible, exercisable and exchangeable securities and other rights to acquire Common Shares; and

(r)    No Pre-emptive Rights: The issue of the Purchased Securities will not be subject to any pre-emptive right or other contractual right to purchase securities granted by the Company or to which the Company is subject; and

(s)	Environmental Compliance: The Company:

(i)         and the property, assets and operations thereof comply in all material respects with all applicable Environmental Laws (which term means and includes, without limitation, any and all applicable international, federal, provincial, state, municipal or local laws, statutes, regulations, treaties, orders, judgments, decrees, ordinances, official directives and all authorizations relating to the environment, occupational health and safety, or any Environmental Activity (which term means and includes, without limitation, any past, present or future activity, event or circumstance in respect of a Contaminant (which term means and includes, without limitation, any pollutants, dangerous substances, liquid wastes, hazardous wastes, hazardous materials, hazardous substances or contaminants or any other matter including any of the foregoing, as defined or described as such pursuant to any Environmental Law), including, without limitation, the storage, use, holding, collection, purchase, accumulation, assessment, generation, manufacture, construction, processing, treatment, stabilization, disposition, handling or transportation thereof, or the release, escape, leaching, dispersal or migration thereof into the natural environment, including the movement through or in the air, soil, surface water or groundwater));

(ii)    has no knowledge of, and has not received any notice of, any material claim, judicial or administrative proceeding, pending or threatened against, or which may affect, the Company or any of the property, assets or operations thereof, relating to, or alleging any violation of any Environmental Laws, the Company is not aware of any facts which could give rise to any such claim or judicial or administrative proceeding and neither the Company nor any of the respective property, assets or operations thereof is the subject of any investigation, evaluation, audit or review by any Governmental Authority (which term means and includes, without limitation, any international, national, federal government, province, state, municipality or other political subdivision of any of the foregoing, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing) to determine whether any violation of any Environmental Laws has occurred or is occurring or whether any remedial action is needed in connection with a release of any Contaminant into the environment, except for compliance investigations conducted in the normal course by any Governmental Authority;

(iii) has not given or filed any notice under any federal, state, provincial or local law with respect to any Environmental Activity, the Company does not have any liability (whether contingent or otherwise) in connection with any Environmental Activity and the Company is not aware of any notice being given under any federal, state, provincial or local law or of any liability (whether contingent or otherwise) with respect to any Environmental Activity relating to or affecting the Company or the property, assets, business or operations thereof;

(iv) does not store any hazardous or toxic waste or substance on the property thereof and has not disposed of any hazardous or toxic waste, in each case in a manner contrary to any Environmental Laws, and there are no Contaminants on any of the premises at which the Company carries on business, in each case other than in compliance with Environmental Laws; and

(v) is not subject to any contingent or other liability relating to the restoration or rehabilitation of land, water or any other part of the environment or non-compliance with Environmental Law; and

(t)     The Company covenants and agrees with the Subscriber to issue to the Subscriber the number of Units in respect of which this subscription has been accepted and to deliver the certificates evidencing the Units as set forth on the first page hereof.

ARTICLE III

3.1   Subscriber’s Representations, Warranties, Covenants. The Subscriber hereby represents, warrants and covenants to the Company as follows, realizing that the Company intends to rely on these representations, warranties, and covenants, which shall survive the acceptance of the Subscriber’s subscription by the Company.

3.1.1     Accredited Investor. The Subscriber represents that it is an “accredited investor” as that term is defined in SEC Rule 501(a) of Regulation D, 17 C.F.R. 230.501(a).

3.1.2     Purchaser Suitability Questionnaire. The Subscriber has reviewed, completed and executed the Purchaser Suitability Questionnaire.

3.1.3     Net Worth. The Subscriber (a) has adequate net worth and means of providing for its current financial needs and possible contingencies, (b) has no need for liquidity in this investment, (c) is able to bear the economic risks of an investment in the Units for an indefinite period of time, and (d) is able to bear the risk of losing its entire investment in the Units.

3.1.4     Knowledge; Experience. The Subscriber has such knowledge and experience in financial and business matters: (a) to be capable of evaluating the merits and risks of this investment in the Units, (b) to make an informed decision relating thereto, and (c) to protect its own interests in connection with the purchase of the Units. The Subscriber’s purchase of the Units is consistent, in both nature and amount, with the Subscriber’s overall investment program and financial condition.

3.1.5     Own Account. The Subscriber (a) is purchasing the Units for its own account (not as a nominee or agent) for investment purposes only and not with an intent or view to, or for, resale, distribution or fractionalization thereof, in whole or in part, (b) has no present arrangement or intention to sell or distribute the Units, or to grant participation in the Units, and (c) does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Units.

3.1.6     Not an Underwriter. The Subscriber is not an underwriter or dealer in the Units, and the Subscriber is not participating, pursuant to a contractual agreement, arrangement or understanding, in a distribution of the Units.

3.1.7     Independent Review. The Subscriber in making the decision to purchase the Units subscribed for:

(a)	has received, read and is familiar with the Subscription Agreement and the Purchaser Suitability Questionnaire;

(b)

has prior to making any investment in the Units, been given access and the opportunity to ask any and all questions it had, and to receive answers from the Company or any person acting on its behalf concerning the Company, its business plan, management and current financial condition, and/or the terms and conditions of the offer and sale of the Units, and Subscriber has received complete and satisfactory answers to any such inquiries;

(c)

has relied solely upon the information contained within this Subscription Agreement or upon information obtained in its own investigation, and represents and warrants that neither the Company, nor any officer, employee, agent, or affiliate of the Company has made any representations other than those contained within this Subscription Agreement;

(d)	understands that the attorneys, accountants or other professionals who have been employed to perform services on the Company’s behalf have NOT been employed to represent the interests of the Subscriber, and understands that it should consult with and rely on its own counsel or advisors for independent legal, accounting, financial and tax advice concerning this investment in the Company, including but not limited to advice as to the legality of any resale of the Units, tax or other consequences of such investment in the Company, and the suitability of the investment for the Subscriber, and

(e)

acknowledges that the books and records of the Company have been available for inspection upon reasonable notice and during reasonable business hours at the Company’s principal place of business and that the appropriate officers of the Company have been available to answer any questions concerning this investment.

3.1.8     No Written or Oral Representations. No person or entity, including the Company or agents of the Company, has made to the Subscriber any written or oral representations or warranties, expressly or by implication:

(a)	that any person will resell or repurchase the Units,

(b)	that any person will refund the purchase price of the Units,

(c)	as to the future price or value of the Units,

(d)	as to the appropriate or exact length of time that Subscriber will be required to hold the Units,

(e)	as to the percentage of profit and/or amount or type of consideration, profit, or loss to be realized, if any, as a result of an investment in the Units, or

(f)	as to the amount of distributions that the Company will make.

3.1.9	Partnership, Corporation or Trust. If the Subscriber is a partnership, corporation or trust, the person executing this Subscription Agreement on its behalf represents and warrants that:

(a)	he or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Subscription Agreement and the Purchaser Suitability Questionnaire, and

(b)

he or she is duly empowered, authorized, and qualified (and if the Subscriber is a trust, by the trust agreement) to make this investment and to enter into and execute this Subscription Agreement and the Purchaser Suitability Questionnaire on behalf of such entity.

3.1.10     No Advertisement or General Solicitation. The sale of the Units has not been advertised through any article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, and the Subscriber is not purchasing as a result of any such advertisement or solicitation.

3.1.11     Subscription Rejection Right. The Subscriber acknowledges that the Company reserves the right to reject any subscription, to accept any subscription in part only, or to prorate subscriptions, to negotiate any checks or other tenders of payment for discrepant amounts and to refund the excess to the Subscriber if (a) the Subscriber is not an “accredited investor” or otherwise fails to meet the investor suitability requirements as set forth in the Purchaser Suitability Questionnaire, (b) fails to deliver payment of the purchase price, or (c) fails to deliver a completed Subscription Agreement, Purchaser Suitability Questionnaire, and Purchaser Representative’s Certificate (if applicable) substantially in the form as reasonably acceptable to the Company.

3.1.12     Compliance with Securities Law. The Subscriber will not sell or otherwise transfer the Units (or the Shares or Warrants constituting the Units) except as permitted under the Act and applicable United States state securities laws or an exemption therefrom, provided that the Subscriber delivers to the Company an opinion of counsel (which opinion and counsel are satisfactory to the Company) confirming the availability of such exemption upon the Company’s request.

3.1.13     Authority, Power, Enforceability. The Subscriber has all the requisite power, authority and capacity to acquire and hold the Units and to execute, deliver and comply with the terms of each of the instruments required to be executed and delivered by the Subscriber in connection with the subscription for the Units as contemplated by this Subscription Agreement and such execution, delivery and compliance does not conflict with, or constitute a default under, any instruments governing the Subscriber, any law, regulation or order, or any agreement to which the Subscriber is a party or by which the Subscriber may be bound. The Subscriber hereby adopts, accepts and agrees to be bound by all the terms and provisions of this Subscription Agreement, and, if this subscription is accepted in whole or in part, to perform any obligations therein imposed.

3.1.14     Legend. The Subscriber acknowledges and agrees that the SEC has not reviewed the offer and sale of the Units, and that the Units have not been registered under the Act or any other applicable securities laws of any state or jurisdiction, and the Subscriber cannot sell or otherwise transfer the Units except as permitted under the Act and applicable United States state securities laws or an exemption therefrom, provided that Subscriber delivers to the Company an opinion of counsel (which opinion and counsel are satisfactory to the Company) confirming the availability of such exemption upon Company’s request. The Subscriber understands and agrees that the certificate(s) or the documents representing the Shares and/or Warrants constituting the Units will bear one or more restrictive legends determined by co unsel to the Company to be necessary or appropriate in order to comply with United States federal or state securities law or to secure or protect any applicable exemptions from registration or qualification, including the following legends and the Subscriber agrees to abide by the terms thereof:

As the Shares are being offered and sold without being registered under federal and state                              securities laws and regulations, the certificates and other evidences of ownership in the Shares issued to “U.S. Persons” will bear the following legend:

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

Shares issued to persons who are not “U.S. Persons” will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED                UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY OTHER APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED, OR SOLD IN THE UNITED STATES OR TO A “U.S. PERSON” (AS THAT TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION AND ITS COUNSEL. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

3.1.15     Reliance by Company. The Subscriber understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Units.

3.1.16     Subsequent Changes. All information which the Subscriber has provided to the Company, including but not limited to all information given herein and in the Purchaser Suitability Questionnaire or otherwise, concerning itself, investor status, address, residence, financial position and knowledge and experience of financial and business matters are correct and complete as of the date of the execution of the Subscription Agreement, and that if there should be any material change in such information prior to this Subscription Agreement being accepted by the Company, the Subscriber will immediately provide the Company with such information. The Subscriber will promptly notify the Company of any material fact or circumstance that would cause any of the foregoing representations to be untrue, incomplete, or misleadin g.

3.1.17     Further Assurances and Cooperation. The Subscriber agrees that the Company may present this Subscription Agreement and any documents related thereto, to such parties as it deems appropriate if called upon to establish the availability of an exemption from registration or qualification of the Units under federal securities laws or applicable state laws.

3.2      Risk Factors. In addition to the risks disclosed in the Memorandum under “Risk Factors” and elsewhere in this Subscription Agreement, and the risk factors set forth on the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007, as filed by the Company with the SEC on March 31, 2008, the Subscriber acknowledges and understands the risks involved in the investment of the Units, including, but not limited to, the risks described below:

3.2.1     Speculative. The Subscriber understands that an investment in the Units is speculative and involves substantial risks, including the possible loss of the entire investment, and understands the risks and uncertainties discussed in this Subscription Agreement.

3.2.2     No Profitability. The Subscriber understands that the Company has no history of profitability and will require additional capital to complete its business plans. There is no assurance that the Company can obtain additional capital adequate to accomplish the foregoing or to successfully complete its business plans.

3.2.3     No Review of Fairness. No federal or state agency has passed upon the Units or made any finding, recommendation or determination as to the fairness of this investment.

3.2.4     No Representations Concerning Suitability. The Company has made no representations or recommendations to the Subscriber concerning whether the purchase of the Units is a suitable investment for it. The Subscriber and its representative, if any, have the sole responsibility for determining whether this investment is suitable for the Subscriber. The Company is not responsible to the Subscriber for making any such determination.

3.2.5     Unit Price May Fluctuate During the Offering. The Company has the right to offer the sale of Units and set the exercise price of the Warrants at different prices based upon negotiations with individual investors. The principal factors for such determination will be based on the Company’s business prospects, the recent trading range of the Company’s Common Stock, and other relevant factors. As a result, the Subscriber may be purchasing the Units at a different price than another investor in this Offering.

3.2.6     Illiquid Investment. The Subscriber’s investment in the Company is an illiquid investment, and the Subscriber must bear the economic risk of its investment.

3.2.7     The Offering is not registered with the Securities and Exchange Commission or State Securities Authorities. The Shares and Warrants which make up the Units will not be registered under the U.S. Securities Act of 1933 (the “Securities Act”) nor under any state securities laws or the securities laws of any other country in reliance upon specific exemptions from registration under the provisions of the Securities Act and applicable state securities laws and the laws of other countries. The Shares and Warrants issued will be deemed "restricted securities" and may not be sold, transferred or otherwise disposed of by U.S. Persons without an effective registration statement under the Securities Act or an exemption therefrom. Furthermore, an investor has no right to require such registration in the future .. As a result, the Shares and Warrants may be transferred or resold only if the Shares and Warrants have been registered or there is an available exemption from registration and the Share and Warrant certificates will bear a legend to this effect. The Shares and Warrants are being offered in reliance upon an exemption from the registration provision of the Securities Act and state securities laws applicable only to offers and sales to investors meeting the definition of "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.2.8     Dilution in Initial Equity Interest. Any further issuance by the Company of any additional Units (or Shares and/or Warrants constituting the Units) of the Company will dilute any equity interest of the Subscriber. No assurances can be given that the Company will not issue additional securities that will have the effect of diluting the equity interest of the Subscriber.

3.2.9     Due Diligence and Investigation. The offer and sale of the Units is not underwritten by or being offered through investment bankers or underwriters. There has not been an independent review of matters covered in the Subscription Agreement by any such professionals or other professionals. Subscriber must rely solely upon their own investigation and analysis of the risks in making this investment decision.

3.2.10       No Established Public Trading Market. Even though the Shares are quoted on the OTC Bulletin Board under the symbol “PIED” the Subscriber realizes there is no established public trading market for the Units. The Subscriber further understands that the Units offered hereby have not been registered with the SEC or any state agency. The Units may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of an effective registration statement registering the Units under the Act, or an opinion of counsel that registration is not required under the Act.

3.2.11       We are highly dependent upon Robert M. Shields, Jr., who is our Chairman of the Board of Directors, President, Chief Executive Officer and Chief Financial Officer and upon Lewis B. Gustafson, our Director and Vice President of Exploration and any loss of Messrs. Shields or Gustafson would have a material adverse effect upon our business and our ability to continue as a going concern. Our success is highly dependent upon the key business relationships and expertise of Robert M. Shields, Jr., who is our Chairman of the Board of Directors, President, Chief Executive Officer and Chief Financial Officer, and of Lewis B. Gustafson, our Director and Vice President of Exploration. Further, Mr. Shields will be 70 years old in 2008, Mr. Gustafson will be 75 years old in 2008 and Director Pete Ingersoll will be 78 years old in 2008. We do not have a succession plan in place. We do not have employment agreements with Mr. Shields or Mr. Gustafson or any insurance to cover the loss of their services. The loss of the services of Mr. Shields our Chairman and sole officer or the loss of Mr. Gustafson our Vice President of Exploration and Director, along with the loss of their numerous contacts and relationships and their extensive knowledge and experience in the industry, would have a material adverse effect on our business and on our ability to continue as a going concern.

3.2.12       Penny Stock Regulations Affect Our Stock Price, Which May Make It More Difficult For Investors To Sell Their Stock. Broker-dealer practices in connection with transactions in “penny stocks” are regulated by certain penny stock rules adopted by the SEC. Penny stocks generally are equity securities with a price per share of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. Our securities are subject to the penny stock rules, and investors may find it more difficult to sell their securities.

ARTICLE IV

4.1   Indemnification. The Subscriber agrees to indemnify and hold the Company and any person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, and the Company’s officers, directors, agents, attorneys, and affiliates harmless from and against all damages, losses, costs and expenses, including reasonable attorneys’ fees and expenses reasonably incurred in the investigation or preparation in defense of any litigation commenced or threatened or any claim whatsoever, which they may incur by reason of the failure by the Subscriber to comply with the terms and conditions of this Subscription Agreement, or by reason of any misrepresentation or breach of any warranty or covenant made by the Subscriber herein, the Purchaser Suitability Questionnaire, or in any document provided by the Subscriber to the Company in connection with the Subscriber’s investment in the Units. The Subscriber further agrees that the provisions of this Section shall survive (a) the sale, transfer or any attempted sale or transfer of all or a portion of the Units (or the Shares and Warrants constituting the Units) and (b) the death of the Subscriber.

4.2     Survival. The foregoing acknowledgments, representations, warranties and agreements made herein and the Purchaser Suitability Questionnaire shall survive the investment made herein.

ARTICLE V

5.1     Termination, Cancellation or Revocation. The Subscriber agrees that it may not cancel, terminate, or revoke this Subscription Agreement or any agreement made by it hereunder and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber’s heirs, executors, administrators, successors, and assigns, who shall execute a substantially similar agreement.

5.2     Modification. Neither this Subscription Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any modification, discharge or termination is sought.

5.3     Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be deemed given (a) three (3) business days after mailing if sent by registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) immediately if delivered personally at such address, including by overnight delivery service, or (c) immediately if communicated by facsimile to the person entitled to such notice, provided, however, that acknowledgment of the receipt of such facsimile notice is returned to the person giving notice, it being understood that such acknowledgment shall not be unreasonably withheld.

5.4     Payment of Expenses. Subject to the provisions of this Subscription Agreement, the Company, on the one hand, and the Subscriber, on the other hand, will pay all fees and expenses (including, without limitation, legal fees and expenses) incurred by them in connection with the transactions contemplated hereunder.

5.5     Counterparts. This Subscription Agreement may be executed through the use of separate signature pages (including by facsimile) or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

5.6     Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. The obligation of the Subscriber and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon the Subscriber and the heirs, executors, administrators and successors of the Subscriber.

5.7     Entire Agreement. This instrument, including all appendices, exhibits and schedules attached hereto which have been incorporated by reference into this Subscription Agreement, contain the entire agreement of the parties with respect to the subject matter of this Subscription Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein.

5.8     Assignability. This Subscription Agreement is not transferable or assignable by the Subscriber except as provided herein.

5.9     Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada as applied to residents of that state entering into contracts wholly to be performed in that state, without regards to conflicts of laws principles. The Subscriber hereby agrees that any suit, action, or proceeding arising out of or relating to this Subscription Agreement, any amendments or any replacements hereof, and any transactions or agreements relating hereto shall be brought in the courts of, or the Federal courts in, the State of California, County of Sacramento, and the Subscriber hereby irrevocably consents and submits to the jurisdiction of such courts for the purposes of any such suit, action or proceeding, and the Subscriber agrees that service of process on the Subscriber in such suit, action or proceeding may be made in the same way as is prescribed by this Subscription Agreement for other notices. The Subscriber hereby waives, and agrees not to assert against the Company or any assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (a) any claim that he or she is not personally subject to the jurisdiction of the above-named courts or that his or her property is exempt or immune from setoff, execution or attachment, either prior to judgment or in execution thereof, and (b) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of suit, action or proceeding is improper or that this subscription agreement or any amendments or any replacements hereof may not be enforced in or by such courts. Venue for such actions as set forth above is intended to be inclusive.

5.10.     Waiver of Jury Trial. The parties to this Subscription Agreement hereby waive any right that they may otherwise have to a trial by jury in any suit, action, or proceeding that arises out of or relates to this Subscription Agreement, any amendments to or any replacements of this Subscription Agreement, and any transactions or agreements relating to this Subscription Agreement. The parties understand that, as a result of this waiver, the facts relating to any dispute that is covered by this waiver will be tried, if necessary, to a judge rather than to a jury.

5.11      Severability. If any provision or portion of this Subscription Agreement is held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Subscription Agreement shall be unaffected by such holding.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

In addition to the foregoing, the Subscriber hereby certifies that it (a) agrees to all the terms and conditions of this Subscription Agreement, (b) meets the suitability standards set forth in this Subscription Agreement and the Memorandum, and (c) is a resident of the state and jurisdiction indicated below.

I.          NUMBER OF SUBSCRIBED UNITS. Subscriber subscribes to purchase ___________ Units (at $0.15 per Unit) of the Company (“Units”).

II.        PURCHASE PRICE. The total purchase price of the Units (the number of Units multiplied by price per Unit) is $______________ (the “Purchase Price”).

III. TYPE OF OWNERSHIP AND REQUIRED DOCUMENTS AND SIGNATURES (please check one)

☐ INDIVIDUAL OWNERSHIP (one signature required)

☐ JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP (both or all parties must sign)

☐ COMMUNITY PROPERTY (both husband and wife must sign)

☐ COMMUNITY PROPERTY WITH RIGHTS OF SURVIVORSHIP (both husband and wife must sign)

☐ TENANTS IN COMMON (both or all parties must sign) (indicate the interest of each Subscriber)

☐ PARTNERSHIP

☐ LIMITED PARTNERSHIP (State:_______)

☐ LIMITED LIABILITY COMPANY (State:_______)

☐ CORPORATION (State:______)

☐ TRUST (Type:                         )

☐ OTHER (Please specify:                )

IV.       PURCHASER INFORMATION

a.________________________________________________________________________

(Please print the exact name you desire to use for ownership.)

b._________________________________________________________________________

(Mailing address)

c.           Primary Country of Residence: _______________________________________________

d.           Telephone No.: _______________________________                Fax No.: ______________

e.           Social Security or Employer Tax ID Number (if applicable): ____________________

V. REGISTRATION AND DELIVERY DETAILS (if other than as set forth above).
a) Registered Holder Custodian of securities (if different than Part IV above): Name: _______________________________________________

b)          Delivery details for securities certificates (if different than Part IV above):

Name: _______________________________________________
               Address: ______________________________________________
                ______________________________________________

Executed this __day of __________, 2008 at____________________, __________________________.

(City)     (Province/State/Country)

__________________________________	_____________________________________
Signature of Subscriber	Signature of Joint Subscriber

By: ______________________________	By: _________________________________
Print Name and Title	Print Name and Title

SUBSCRIPTION ACCEPTED:

Piedmont Mining Company, Inc.

Dated: _________, 2008

By:	Robert M. Shields, Jr.
Title: Chief Executive Officer

PIEDMONT MINING COMPANY, INC.

CONSENT OF SPOUSE

I, _________________________, certify that:
Print name of Spouse

1.     I am the spouse of _____________________, who is a Subscriber to Units of Piedmont Mining Company, Inc. (the “Company”) and a party to the attached Subscription Agreement (the “Subscription Agreement”).

2.	I have read and I understand and approve all provisions of the Subscription Agreement.

3.     I am aware that, by the provisions of the Subscription Agreement, my spouse has agreed to restrictions on the sale or transfer of Units, including any community property interest or quasi-community property interest in the Units, in accordance with the terms and provisions of the Subscription Agreement.

4.     My spouse shall have the full power of management of his/her Units in the Company, including any portion of the Units that may be my community property, and shall have the full right, without my further approval, to exercise any voting rights as a shareholder of the Company, to execute (or authorize others to execute) any amendments to the Subscription Agreement, and to sell, transfer, encumber, and deal in any manner with all or any part of the Units, including any portion of the Unit that is or might be community property.

5.     I hereby authorize the Company to retain this Consent of Spouse in the books and records of the Company.

Date:________________, 2008	___________________________________

Signature of Spouse

SCHEDULE A

PURCHASER SUITABILITY QUESTIONNAIRE

PIEDMONT MINING COMPANY, INC.,

A North Carolina corporation

1.      In addition to the Subscription Agreement, each Subscriber must deliver a completed and executed Purchaser Suitability Questionnaire.

2.      Each individual (including husband and wife) Subscriber should complete Section I. You may need to complete Schedule 1 to this Purchaser Suitability Questionnaire depending on your responses below.

All changes must be initialed by the Subscriber(s)

SECTION I. INDIVIDUAL SUBSCRIBER(S)

If a Subscriber is purchasing as joint tenants or tenants-in-common and such Subscribers are husband and wife or are related and have the same principal residence, the requested information for such persons should be aggregated and included in this questionnaire. If such Subscribers are not married or are relatives who do not have the same principal residence, separate Purchaser Suitability Questionnaires must be completed for each Subscriber in order to furnish the requested information separately for each.

A.	REPRESENTATIONS OF SUBSCRIBER:

Please initial, in the space provided, all of the appropriate categories which applies to you.

___	ALTERNATIVE ONE: I have the following preexisting personal or business relationship with the Company or with a director or an officer of the Company:

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

___

ALTERNATIVE TWO: I have such knowledge and experience in financial and business matters that I am capable of evaluating the relative merits and risks of an investment in the Company. I am not utilizing a Purchaser Representative in connection with evaluating such merits and risks. I offer as evidence of my knowledge and experience in these matters the information requested in the Schedule 1 attached to this Purchaser Suitability Questionnaire.

___

ALTERNATIVE THREE*: I understand that you may request me to use or I may choose to use the services of a Purchaser Representative acceptable to you in connection herewith. I hereby acknowledge that the following person is my Purchaser Representative who will assist me with evaluating the merits and risks of an investment in the Company and affirm that such Purchaser Representative has previously disclosed in writing to me any material relationship that exists between himself or his affiliates and the Company, or its affiliates, that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship:

______________________________

(Name of Purchaser Representative)	Address

____________________________	________________________________
Telephone number	City, Province/State/Country	Zip

The above-named Purchaser Representative has furnished to me a completed Purchaser Representative Certificate, the original of which is delivered to you herewith. My Purchaser Representative and I together have such knowledge and experience in financial and business matters that we are capable of evaluating the relative merits and risks of an investment in the Company.

* IF YOU HAVE INITIALED ALTERNATIVE THREE ABOVE, THIS QUESTIONNAIRE MUST BE ACCOMPANIED BY A COMPLETED AND SIGNED PURCHASER REPRESENTATIVE CERTIFICATE.

B.	ACCREDITED INVESTOR INFORMATION. Please initial the appropriate response below.

1.	Accredited Investor.

___	I am an “Accredited Investor”, as evidenced by my satisfaction of at least one of the following standards. Please initial, in the space provided, those suitability standards that you satisfy.

___

STANDARD ONE: I, either alone or together with my spouse, have a net worth (including principal residence, furnishings therein, and personal automobiles) in excess of $1,000,000. “Net worth” means the net fair market value or equity of my assets and properties.

___

STANDARD TWO: My income has exceeded $200,000 in each of the two most recent years or my joint income with my spouse has exceeded $300,000 in each of the two most recent years and I reasonably expect the same level of income in this current year.

2.	Non-Accredited Investor.

___

I am not an “Accredited Investor”, however, I am eligible and qualified to evaluate the risks and merits in connection purchase the securities of the Company, as a non-accredited investor, as evidenced by the information set forth in the Appendix 1. Please complete Appendix 1.(Note: Your subscription may be rejected if you are not an “accredited investor,”)

C.

ACCOUNT. Except as indicated below, my purchase of the securities (Units, Shares or Warrants) will be solely for my own account, and not for the account of any other person or with a view to any resale, fractionalization, division or distribution thereof. Please initial the appropriate response, and set forth any exceptions.

_____	No Exceptions

_____	Exceptions:____________________________________________________

D.	TYPE OF OWNERSHIP:

( )	Individual	( )	Joint tenants, with rights of survivorship
( )	Tenants-in-common
( )	Community Property

E.	GENERAL INFORMATION.

Subscriber’s Name: ___________________________________________________________

Residence Address: ___________________________________________________________

Number & Street (Post Office Box Unacceptable)

____________________________________________________________________________

City	Province/State/Country	Zip Code

Residence Telephone Number: _______________________________________________________

Area Code	Number

Joint Subscriber’s Name: ___________________________________________________________

Residence Address: ________________________________________________________________

Number & Street (Post Office Box Unacceptable)

_________________________________________________________________________________

City	Province/State/Country	Zip Code

Residence Telephone Number: _______________________________________________________

Area Code	Number

I prefer to have correspondence sent to:

_________________________________________________________________________________

Number and Street

_________________________________________________________________________________

City	Province/State/Country	Zip Code

IN WITNESS WHEREOF, I have executed this Purchaser Suitability Questionnaire as of _____________________, 2008.

_________________________________	____________________________________
(Signature of Subscriber)	(Signature of Joint Subscriber)

_________________________________	____________________________________
Name of Subscriber (Print or type)	Name of Joint Subscriber (Print or type)

SCHEDULE 1

TO BE COMPLETED IF INDIVIDUAL SUBSCRIBER MARKED ALTERNATIVE TWO OR UNACCREDITED INVESTORS

A.	SUBSCRIBER’S CURRENT OR PAST EMPLOYMENT INFORMATION

Occupation or Profession: _______________________________________________________

Name of Employer: ____________________________________________________________

Business Address: _____________________________________________________________

_____________________________________________________________________________

City	Province/State/Country	Zip Code

Current or Former Position or Title: ____________________________________________________________________________

PROVIDE ADDITIONAL INFORMATION, IF ANY, ON SEPARATE SHEET(S).

B.	JOINT SUBSCRIBER’S EMPLOYMENT INFORMATION

Occupation or Profession: _______________________________________________________

Name of Employer: ____________________________________________________________

Business Address: _____________________________________________________________

_____________________________________________________________________________

City	Province/State/Country	Zip Code

Current or Former Position or Title: _____________________________________________________________________________

C.      FINANCIAL INFORMATION. I hereby certify to the Company as follows:

(a)	My individual net worth, or my joint net worth with my spouse, is as follows:
Nature of Asset	Value or
Gross Assets:	or Liability	Amount

Liquid Assets: (include	a)___________	$____________
only cash, cash equiv-	b)___________	$____________
alents and liquid	c)___________	$____________
securities; use fair	d)___________	$____________
market value)

Illiquid Assets:

Home, Home Furnishings

and Personal Automobiles	$____________

Other:	a)___________	$____________
b)___________	$____________
c)___________	$____________
d)___________	$____________

Total:	$____________

Gross Liabilities:

Home Mortgage:	$____________
Other:	a)___________	$____________
b)___________	$____________
c)___________	$____________
d)___________	$____________

Total:	$____________

Net Worth:	$____________

For purposes of this paragraph (a), you may show your joint worth with your spouse even if you are not purchasing jointly with your spouse. Net worth includes all of your assets, liquid or illiquid (including, in addition to home, home furnishings and automobiles, such items as restricted securities, ownership in a business, assets in a pension or retirement plan, stocks and bonds, real estate, etc.), less any liabilities (including home mortgages and other debts and obligations).

For purposes of paragraphs (b) and (c) below, the income of each individual subscriber, whether purchasing individually or jointly, must be shown separately, even if a husband and wife are purchasing jointly and they file joint income tax returns. The term “income” is not limited to “adjusted gross income” as defined for Federal income tax purposes. “Income” refers to gross income and includes tax-exempt interest, the excluded portion of long-term capital gain and sheltered cash distributions from limited partnership and other investments. In general, salary, partnership distributions, investment income (net of investment expenses), and the revenues of a sole proprietorship (net of the operating expenses of that proprietorship) would constitute “income.”

(b)       I reasonably expect to have, during this current calendar year, individual income in excess of the following:

Subscriber:	$__________	Joint Subscriber:	$__________

(c)       I have had, during each of the past two calendar years, individual income in excess of the following:

2007

Subscriber:	$__________	Joint Subscriber:	$__________

2006

Subscriber:	$__________	Joint Subscriber:	$__________

(d)       I have made or been involved in the following risk-oriented investment(s) (such as speculative or illiquid investments or private placements):

Name or Nature of Investment	Amount	Date

___________________________________	_________	___________

___________________________________	_________	___________

___________________________________	_________	___________

SCHEDULE B

PURCHASER’S REPRESENTATIVE’S CERTIFICATE

(To Be Completed By Subscribers Using a

Purchaser Representative)

The Undersigned has been named by ______________________________ (the “Subscriber”), as a Purchaser’s Representative to the Subscriber in evaluating the merits and risks of investment (the “Investment”) in the securities (Units, Shares and/or Warrants) of Piedmont Mining Company, Inc., a North Carolina corporation (the “Company”). In connection with the investment, the Undersigned hereby represents and warrants as follows:

(i)     The Undersigned is not an affiliate, director, officer, or other employee of the Company or any affiliate of any of them, or the beneficial owner of 10% or more of any class of equity securities of the Company, and the Undersigned has not received and will not receive any compensation or consideration of any kind from the Company, its agents, or its affiliates in connection with the Investment.

(ii)    Listed below are all material relationships (and any compensation received or to be received by the Undersigned or affiliates of the Undersigned as a result thereof) between the Undersigned (or any affiliate of the Undersigned) and the Company (or any affiliate of the Company) which now exist or which have existed at any time during the past two years or which are now contemplated. This item must be completed. If the named Purchaser Representative has not had any such dealings or relationships, state “NONE”.

Material Relationships	Compensation (if any)

______________________	_____________________

______________________	_____________________

(iii)   The Undersigned has heretofore disclosed in writing to the Subscriber any relationships disclosed in item (ii) above.

(iv)   The Undersigned is primarily engaged in the following business or profession (e.g., the conduct of business as a registered investment financial consultant or a registered broker-dealer, or the representative of a registered broker-dealer, or the active practice of law or accounting).

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(v)    The Undersigned HAS/HAS NOT either previously invested in, or advised others with respect to investment in, risk-oriented investments or private placements. (Please clearly strike out the incorrect response.)

(vi)   The Undersigned HAS/HAS NOT either previously invested in, or advised others with respect to investment in, speculative or illiquid investments. (Please clearly strike out the incorrect response.)

Date: _________, 2008	_______________________________________

Purchaser’s Representative’s

Signature

_______________________________________

Print or Type Purchaser’s Representative’s Name

_______________________________________

Telephone Number

_______________________________________

Street Address

_______________________________________

City, Province/State/Country, Zip Code